SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION
______________________

DWS Short Duration Fund

The disclosure changes noted below will be effective on or about April 15, 2011.

The “INVESTMENT RESTRICTIONS” section of the fund’s statement of additional information is amended to delete the following non-fundamental fund investment policies:

•	DWS Short Duration Fund may only invest up to 10% of net assets in below investment-grade bonds, including securities in default.

•	DWS Short Duration Fund may not invest more than 25% of its total assets in foreign government debt securities.

Please retain this supplement for future reference.

January 19, 2011